UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: (Date of Earliest Event Reported): November 14, 2012

FIRST CAPITAL BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Virginia	001-33543	11-3782033
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4222 Cox Road Glen Allen, VA		23060
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (804) 273-1160

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

1. Effective November 14, 2012, Kenneth R. Lehman was elected as a director of the registrant and its wholly-owed subsidiary, First Capital Bank (the “Bank”). Mr. Lehman was elected as a Class III director. The current term of the Class III directors expires at the registrant’s 2015 annual meeting of stockholders.

There is no arrangement or understanding between Mr. Lehman and any other person pursuant to which Mr. Lehman was elected as a director of the registrant. Furthermore, there are no existing transactions between Mr. Lehman and the registrant or any material plan, contract or arrangement between Mr. Lehman, in his capacity as a director, and the registrant to be disclosed.

Mr. Lehman will be voted on at the registrant’s 2013 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CAPITAL BANCORP, INC.

November 16, 2012	By:	/s/ John M. Presley
John M. Presley
Chief Executive Officer and
Managing Director